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                                                                EXHIBIT 10.3
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                      AMENDMENT NO. 3 TO WORKOUT AGREEMENT
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THIS AMENDMENT NO. 3 TO WORKOUT AGREEMENT (this "AMENDMENT NO. 3") is entered into as of this 25th day of January, 2001, between and among STAR TELECOMMUNICATIONS, INC., a Delaware corporation ("DEBTOR"), PT-1 COMMUNICATIONS, INC. ("PT-1"), HELVEY COM, LLC ("HELVEY"), CEO CALIFORNIA TELECOMMUNICATIONS, INC., CEO TELECOMMUNICATIONS, INC., LUCIUS ENTERPRISES, INC., AS TELECOMMUNICATIONS, INC.; PT-1 LONG DISTANCE, INC., PT-1 HOLDINGS I, INC., PHONETIME TECHNOLOGIES, INC., PT-1 HOLDINGS II, INC., NATIONWIDE DISTRIBUTORS, INC., TECHNOLOGY LEASING, INC., INVESTMENT SERVICES, INC., and PT-1 COMMUNICATIONS PUERTO RICO, INC. (together with Debtor, PT-1, and Helvey, collectively referred to as the "DEBTOR ENTITIES" and each individual as a "DEBTOR ENTITY") and MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation having a place of business located at 6929 North Lakewood Avenue, M.D. 5.2-510, Tulsa, Oklahoma 74117 ("WORLDCOM").

WHEREAS, the parties entered into a Workout Agreement dated as of the 12th day of April 2000, as amended by that certain Amendment No. 1 to Workout Agreement dated as of June 30, 2000 and by that certain Amendment No. 2 to Workout Agreement dated as of August 18, 2000 (the "WORKOUT AGREEMENT") providing for, INTER ALIA, the restructuring of certain past due indebtedness of the Debtor Entities to WorldCom; and

WHEREAS, the parties entered into other agreements incident and related to the Workout Agreement which are included within the meaning of the term "WorldCom Documents" as that term is defined in the Workout Agreement; and

WHEREAS, Debtor and WorldCom have entered into a Standby Term Loan Note dated as of June 30, 2000 in the original principal amount of $30,000,000 as amended through the date hereof (the "TERM NOTE"), and a Promissory Note dated April 12, 2000 in the original principal amount of $56,017,698.87 as amended through the date hereof (the "PROMISSORY NOTE"), each given by Debtor for the purpose of, INTER ALIA, providing or memorializing certain credit given to the Debtor Entities to be used for payment of fees, charges and other amounts owed by the Debtor Entities to WorldCom under the Service Agreements, as that term is defined in the Workout Agreement; and

WHEREAS, Debtor and WorldCom have entered into that certain Amended and Restated Demand Note of even date herewith, in the original principal amount of $97,434,710.13 (the "AMENDED AND RESTATED NOTE") given by Debtor for the purpose of, INTER ALIA, affirming and consolidating the Debtor's obligations under the Term Note and the Promissory Note, and affirming the agreements and understandings of the parties hereto under the WorldCom Documents (as that term is defined in the Workout Agreement).


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WHEREAS, the parties are entering into this Amendment No. 3 for the purpose of amending the Workout Agreement to reflect certain further agreements and understandings of the parties hereto, and for the purpose of memorializing their agreement and understanding that the Workout Agreement and the security, guarantees and collateral provided by the other WorldCom Documents shall be applicable to the Amended and Restated Note without amendment or modification (except as expressly stated in the Amended and Restated Note and this Amendment No. 3).

NOW THEREFORE, the parties hereto, in consideration of the promises contained herein and intending to be legally bound hereby, agree as follows:

1. INCORPORATION OF RECITALS. The parties affirm and acknowledge that the recitals herein set forth are true and correct and are incorporated into this Amendment No. 3 by reference.

2.       AMENDMENT OF THE WORKOUT AGREEMENT.

        (A) AMENDMENT TO SECTION 14. Section 14 of the Workout Agreement is hereby amended and restated as follows:

                   "14. CONSENT BY WORLDCOM TO SALE OF ASSETS; RIGHTS OF FIRST REFUSAL.

                   (a) During the Investigation Period, as defined below, the Debtor Entities shall not agree to or effect the sale of, and shall not permit the sale of, any equity interest in any one or more of the Debtor Entities, except as set forth in Section 7(B)(ii) below, or any material portion of the assets of any one or more of the Debtor Entities without the prior, written consent of WorldCom (other than in the ordinary course of any such Debtor Entity's business, consistent with past practices).

                   (b) In the event that, during the Investigation Period, any Debtor Entity shall initiate, receive or negotiate any offer to sell any equity interest in, or any of the assets of any one or more of the Debtor Entities, the Debtor shall provide prompt written notice to WorldCom of such offer (hereinafter referred to as a "SALE NOTICE"). The Sale Notice shall include the material terms of the offer, a description of the equity interest or assets to which such offer applies, copies of all agreements between and among the parties to the transaction proposed by such offer (including copies of any letters of intent, written proposals, valuations, appraisals, asset purchase or sale agreements or similar documents, whether executed, proposed or in draft form for negotiation) (collectively,


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                           the "PROPOSED TRANSACTION DOCUMENTS"). The Debtor and
                           the Debtor Entities shall not enter into any binding agreement or otherwise effect any sale or other transaction as contemplated in the Sale Notice (collectively referred to as a "SALE TRANSACTION") unless and until WorldCom shall have consented to such transaction as provided in this Agreement.

                   (c) The Debtor and the Debtor Entities shall promptly advise WorldCom of any actual or proposed amendments, alterations, or other changes or supplements to the terms of the Proposed Transaction Documents which may occur from and after the date of the Sale Notice. Upon the determination that a Sale Transaction has been negotiated and may occur upon terms which the Debtor or other Debtor Entities deems acceptable, and prior to consummating such Sale Transaction, the Debtor shall deliver to WorldCom a written notice to such effect (a "CLOSING NOTICE") including a copy of the definitive agreement to be executed with respect to such Sale Transaction, a description of the equity interest or assets subject to such Sale Transaction, and any other Proposed Transaction Documents.

                   (d) During the Investigation Period, the Debtor Entities each agree that WorldCom shall have the irrevocable right for a period equal to two (2) business days from and after the date of WorldCom's receipt of the Sale Notice, provided that, in the event that the Closing Notice is on materially different terms than the Sale Notice, then WorldCom shall have an additional two (2) business days from and after the date of WorldCom's receipt of the Closing Notice to acquire the equity interest or assets that are the subject of the Sale Transaction on the same terms and conditions as presented in the Closing Notice, or, in the event that a Closing Notice has not yet been delivered to WorldCom, upon the same terms and conditions as presented in the Sale Notice.

                   (e) Notwithstanding any provision in the WorldCom Documents to the contrary, WorldCom shall not be deemed to have consented to any sale of stock or all or substantially all of any one or more of the Debtor Entities' assets during the Investigation Period unless

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                           WorldCom shall have provided such consent pursuant to
                           a written instrument executed by WorldCom and dated after the date hereof. WorldCom reserves any and all rights it may have to the proceeds of any such sale. The Debtor Entities agree that an aggregate amount of such proceeds equal to the lesser of:

                                    (i)      the Obligations evidenced by the
                                             Notes, or

                                    (ii)     fifty percent (50%) of the net
                                             consideration received or
                                             receivable by Debtor or any Debtor
                                             Entity pursuant to any such Sale
                                             Transaction involving the sale of
                                             assets by any Debtor Entity
                                             (exclusive of the value of any
                                             assumption of debt of any one or
                                             more of the Debtor Entities by any
                                             party to such transaction),

                                    shall be paid directly to WorldCom at the closing of such transaction without disbursement of such amount to Debtor or any other Debtor Entity, provided that such payment shall reduce the outstanding balance of the Obligations on a dollar for dollar basis, upon receipt of cash proceeds by WorldCom.

                   (f) The Debtor Entities covenant and agree that: (i) they shall immediately advise any third-party to any Proposed Sale Transaction of WorldCom's rights and the restrictions imposed upon the Debtor Entities pursuant to this Agreement; and (ii) WorldCom's consent to any Sale Transaction and waiver of its rights under this Section shall be a condition precedent to consummation of any Sale Transaction. In addition to, and not to the exclusion of, any other rights or remedies which WorldCom may have under this Agreement or any other WorldCom Documents, WorldCom shall have the right to seek specific performance of the obligations of Debtor and the Debtor Entities pursuant to this Section.

        (B) AMENDMENT TO SECTION 30. Section 30 of the Workout Agreement is hereby amended in the following manner:

             (i) The following definition is added, in proper alphabetical order, as follows:



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                           "AMENDED AND RESTATED NOTE" means that certain
                           Amended and Restated Demand Note in the original principal amount of $97,434,710.13 dated January 25, 2001, executed and delivered by Debtor to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part.

            (ii) The definition of the term "Note" as set forth in Section 30 of the Workout Agreement, shall be amended and restated as follows:

                           "NOTE" means the Promissory Note in the principal amount of $56,017,698.87 dated April 12, 2000, executed and delivered by Debtor to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part, including (without limitation) the Amended and Restated Note.

            (iii)     The definition of the term "Notes" as set forth in
                      Section 30 of the Workout Agreement, shall be amended and restated as follows:

                           "NOTES" means the Note, the Term Note, the Amended and Restated Note, and any other note evidencing the obligations of any Debtor Entity to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part.

             (iv)     The definition of the term "Term Note" as set forth in
                      Section 30 of the Workout Agreement, shall be amended and restated as follows:

                           "TERM NOTE" means the Standby Term Loan Note in the principal amount of $30,000,000.00 dated June 30, 2000, executed and delivered by Debtor to WorldCom, as the same may be amended, modified, or supplemented from time to time, together with any extensions, renewals or refinancings thereof, in whole or in part including (without limitation) the Amended and Restated Note.

              (v) The definition of the term "WorldCom Documents" as set forth in Section 30 of the Workout Agreement, shall be amended and restated as follows:

                           "WORLDCOM DOCUMENTS" means, as each such document may be amended, revised, renewed, extended, substituted, or replaced from time to time: this Agreement, the Service Agreement, the Note, the Security Agreement, the Pledge Agreement, the Term Note, the

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                           Amended and Restated Note all other guarantees
                           executed by any Person guaranteeing payment of any portion of the Obligations; all security agreements and pledge agreements granting any interest in any of the Collateral, stock certificates and partnership agreements constituting part of the Collateral; mortgages, deeds of trust, financing statements, collateral assignments, and other documents and instruments granting WorldCom an interest in any portion of the Collateral or related to the perfection of WorldCom's interest in any portion of the Collateral and/or the transfer to WorldCom of an interest in any portion of the Collateral; all collateral assignments or other agreements granting to WorldCom a lien on any intercompany note, including without limitation, all other documents, instruments, agreements, or certificates executed or delivered by Debtor or any other Obligor as security for Debtor's obligations under this Agreement, the Note, the Term Note, the Amended and Restated Note, the Service Agreements, or otherwise.

3. AMENDMENT OF THE PLEDGE AGREEMENTS. Section 4.04 of the Pledge Agreements by and between (a) STAR Telecommunications, Inc., and MCI WorldCom Network Services, Inc., dated as of April 12, 2000; and (b) PT-1 Communications, Inc., and MCI WorldCom Network Services, Inc., dated as of April 12, 2000, shall be amended and restated as follows:

                  4.04. VOTING RIGHTS. It is expressly understood and agreed that Pledgor shall retain all voting or management rights to the Capital Stock Collateral unless an Event of Default shall occur, at which time such voting rights shall transfer to or be exercised as directed by Agent, at its sole discretion; PROVIDED, however, that no voting or management rights shall be exercised, vote cast, consent, waiver, or ratification given, or action taken by Pledgor which would be inconsistent with or violate any provision of this Agreement or any other WorldCom Document.

4. AGREEMENT REGARDING THIS AMENDMENT NO. 3. The parties hereto understand and agree that:

         (A)      The amendment of the term "WorldCom Documents" pursuant to
                  Section 2 hereof shall not limit the definition of that term in any way nor shall such amendment be construed to mean or imply that Section 30 of the Workout Agreement, or the definition of the term "WorldCom Documents" or any other definition contained within Section 30 of the Workout Agreement, must later be amended or replaced to include any agreement, contract, document or instrument not specifically identified therein whether presently existing or entered into or arising hereafter.


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         (B)      The Amended and Restated Note and the Debtor's obligations thereunder shall be considered a part of the "Obligations" as that term is defined in Section 30 of the Workout Agreement.

5. COOPERATION. The parties hereto acknowledge and agree that in furtherance of WorldCom's rights, and the obligations of Debtor and Debtor Entities under and pursuant to the WorldCom Documents, WorldCom shall be permitted to immediately commence a review and analysis of the Debtor and Debtor Entities for the purposes of:

         (a) determining the "creditworthiness" of the Debtor Entities, including, without limitation, the ability of the Debtor Entities to pay their projected business debts and obligations (including the Obligations) on a current basis, and, if applicable, the ability of the Debtor Entities to pay WorldCom for any accrued and unpaid invoices or other amounts due to WorldCom;

         (b) collecting the Obligations or enforcing the rights of WorldCom under and pursuant to the WorldCom Documents;

         (c) analyzing the collectibility and value of any outstanding accounts or obligations of the Debtor Entities owed to WorldCom;

         (d) the liquidation, disposition or enforcement of any obligations or accounts of the Debtor Entities owed to WorldCom;

         (e) determining the value of any proposed Sale Transaction, and whether WorldCom, its subsidiaries, affiliates or contacts in the industry are interested in purchasing the object of any such Sale Transaction; and

         (f) the furtherance of WorldCom's rights pursuant to the WorldCom Documents and for making any necessary judgments with respect thereto.

         For purposes of conducting this review and analysis WorldCom shall be permitted to employ such professional advisors, accountants, attorneys, consultants and agents or other representatives (collectively, "CONSULTANTS") to assist WorldCom in the review and analysis contemplated hereunder. WorldCom shall from time to time notify Debtor Entities of the Consultants engaged by WorldCom. The Debtor Entities shall immediately provide WorldCom and all Consultants with the Debtor Entities' full cooperation and access to all of their books, records and personnel, including, without limitation, the work product or analyses of the Debtor Entities' professionals, including without limitation their accountants, to the extent necessary for WorldCom and Consultants to conduct the review and analysis as WorldCom deems necessary for the furtherance, enforcement and protection of its rights under the WorldCom Documents.


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         The Debtor Entities acknowledge that Consultants are reviewing the books, records and personnel of the Debtor Entities on behalf of WorldCom, and that Consultants may be called as witnesses, and Consultants' analyses, reports and work product may be used in any collection or other proceeding brought by WorldCom against one or more of the Debtor Entities. The Debtor Entities waive any right they each may have to object to use of Consultants (or any of their respective employees, contractors or agents) as a witness or the use of Consultants' analyses, reports or work product in any such proceeding on the basis that such testimony, analyses, reports or work product are based upon information obtained from the Debtor Entities, or that any one or more of the Consultants have been or are currently engaged by one or more of the Debtor Entities. Furthermore, each of the Debtor Entities acknowledges that the Debtor Entities are not entitled to and shall have no right to receive any of Consultants' analyses, reports or work product, absent WorldCom's prior written consent thereto, and that such analyses, reports and work product are being delivered to WorldCom and its counsel in preparation for potential collection or other proceedings against the Debtor Entities. Notwithstanding the foregoing, the Debtor Entities may request that any such testimony, analyses, reports or work product, and any pleadings be filed under seal and neither Consultants nor WorldCom will object to any such motion. The parties hereto agree that WorldCom's review of the matters set forth in this Section 5 and the Consultants' access to the Debtor Entities shall continue only to, and shall be concluded by no later than, February 16, 2001, as such period may be extended upon the mutual, express agreement of WorldCom and the Debtor Entities (the "Investigation Period").

6. AGREEMENTS OF DEBTOR AND DEBTOR ENTITIES WITH RESPECT TO CERTAIN ACTIVITIES. The Debtor and the Debtor Entities shall as soon as is reasonably practicable following the execution of this Amendment No. 3 take, and cause to be taken, all action necessary and desirable (in the determination of WorldCom) to effect the following:

         (A) With respect to each Debtor Entity which is a corporation (each referred to as a "DEBTOR CORPORATION"), establish a special class of corporate director (the "SPECIAL DIRECTOR") pursuant to the by-laws, articles of incorporation, certificate of incorporation or other corporate charter or governance documents of such Debtor Corporation, which will have all rights and authority as each other member of the board of directors of such corporation, except that the Special Director shall not have the right to vote on any matters that may be presented to the Board of Directors of such corporation;

         (B) With respect to each Debtor Entity which is a limited liability company (each referred to as a "DEBTOR LLC"), establish a special class of manager or member (the "SPECIAL MANAGER") pursuant to the operating agreement, articles of association, certificate of organization, or other formation documents, charter or governance documents of such Debtor LLC, which Special Manager will have all


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                  rights and authority as each other manager or member of such
                  Debtor LLC, except that the Special Manager shall not have the right to vote on any matters that may be presented to the managers or members of such Debtor LLC or to receive any interest in the assets, profits, losses or liabilities of such Debtor LLC;

         (C) Adopt all necessary amendments to the organizational documents, governance documents, by-laws, or other similar agreements or documents related to the operation and governance of each Debtor Entity to provide that:

                           (i) no meeting of the Board of Directors of any Debtor Corporation may be called for any purposes without providing Advance Written Notice, as defined below, of such meeting to the Special Director, unless otherwise waived prior to such meeting by such Special Director;

                           (ii) no meeting of the managers or members of any Debtor LLC may be called for any purposes without providing Advance Written Notice of such meeting to the Special Manager, unless otherwise waived prior to such meeting by such Special Manager;

                           (iii) no business may be conducted at any meeting of the Board of Directors of any Debtor Corporation unless the Special Director is present and is provided with all information, agendas, reports or other materials related to the matters to be discussed at such meeting at the same time and manner in which such information is provided to each other director of the Debtor Corporation;

                           (iv) no business may be conducted at any meeting of the managers or the members of any Debtor LLC unless the Special Manager is present and is provided with all information, agendas, reports or other materials related to the matters to be discussed at such meeting at the same time and manner in which such information is provided to each other manager and/or member of the Debtor LLC;

                           (v) the Board of Directors of any Debtor Corporation, and the managers and members of any Debtor LLC, may not act on any matters by written consent in lieu of a meeting, unless such written consent has been submitted to the Special Director at least forty-eight (48) hours prior to submission to such Board

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                                    of Directors and such Special Director does
                                    not object to the matters set forth therein;

                           (vi) the managers of any Debtor LLC may not take any action without calling a meeting of the managers and/or members at which the Special Manager is present for the purpose of approving such action , unless such written consent has been submitted to the Special Manager at least forty-eight (48) hours prior to submission to such meeting of the managers and/or members and such Special Manager does not object to the matters set forth therein

                           (vii) each direct (including the Special Director) of each Debtor Corporation) and each manager and member (including the Special Manager) of each Debtor LLC shall be permitted to attend any meeting of the Board of Directors or the managers or member of any Debtor Entity (as applicable) with such director's, manager's or member's legal counsel;

                           (viii) appoint as the Special Manager of each Debtor LLC and Special Director of each Debtor Corporation an individual or entity designated by WorldCom; and

                           (ix) "Advance Written Notice" shall mean (a) 48 hours advance written notice to the Special Director or Special Manager, as the case may be, and his or her counsel, of any telephonic meeting; and (b) four (4) days advance written notice to the Special Director or Special Manager, as the case may be, and his or her counsel, of any non-telephonic meeting.

         (D) Each Debtor Corporation and Debtor LLC shall take such other actions as necessary in WorldCom's sole determination to provide to each Special Director and each Special Manager all legal protections of indemnification and other rights under the law of the jurisdiction of formation of each Debtor Corporation and each Debtor LLC with respect to such Special Director's or Special Manager's performance and exercise of his, her or its duties and rights in such capacity, including without limitation the adoption of necessary or desirable by-law provisions, amendments to articles of association, formation or incorporation, and the purchase of insurance coverages deemed necessary by the Special Manager or Special Director.

         (E) All transactions and relationships between or among any of the Debtor Entities shall be conducted only pursuant to written agreements and understandings in the


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                  normal course of business. All intercompany service
                  arrangements, guaranties or other agreements with respect to the purchase, sale lease, rental, or use of any asset, or the provision of any service, shall be: (i) entered into only in the normal course of business of the Debtor Entities; (ii) documented or invoiced between the parties to such arrangement; and (iii) shall not be subject to any rights of set-off by the parties to such arrangement. To the extent that intercompany service agreements do not currently exist, the Debtor Entities shall execute such agreements promptly, and in no event later than Friday, January 26, 2001, 2001, and shall provide copies of such agreements to WorldCom and its Consultants. The Debtor Entities agree that all matters related to the Debtor Entities' performance of their respective obligations under this Section, and all legal details and proceedings in connection with such obligations contemplated hereunder shall be satisfactory to WorldCom and its legal counsel, and WorldCom shall have received all such counterpart originals or certified or other copies of all documents and proceedings in connection with the Debtor Entities performance of their respective obligations hereunder, in form and substance satisfactory to WorldCom and its counsel, as WorldCom may from time to time request.

7.       ADDITIONAL COVENANTS AND AGREEMENTS.

         (A) During the term of this Amendment No. 3, each of the Debtor Entities represents, warrants, covenants and agrees that on or before January 29, 2001, the Debtor Entities will provide WorldCom with a written representation by each of Gotel Investments Limited, Global Investment Trust, and Intertrust (Guernsey) Limited that upon investigation, none of Christopher Edgecomb, Jeffrey Sudikoff nor any of their respective family members or affiliates is the "beneficial owner" of any interest in or to Gotel Investments Limited, Global Investment Trust, or Intertrust (Guernsey) Limited.

         (B) Each of the Debtor Entities represents, warrants, covenants and agrees that there shall not occur any "material change" of any Debtor Entity during the Investigation Period. For purposes of this covenant only, unless the prior, written consent of WorldCom is received by the Debtor Entities, a "material change" shall include, but not be limited to:

                           (i) the grant or pledge by any one or more of the Debtor Entities at any time from and after the date of this Amendment No. 3 of any lien or other encumbrance on any of its assets,

                           (ii) the acceptance by any one or more of the Debtor Entities of any equity investment, other than (a) the twenty five million dollar ($25,000,000) equity investment by Gotel Investments Limited that was announced by Star's press release dated


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                                    January 17, 2001 and (b) the equity
                                    investment by IDT Investments, Inc. in
                                    Debtor, as outlined in that certain letter agreement between such parties dated January 21, 2001, PROVIDED THAT, WorldCom consents to such transaction; and

                           (iii) the sale of any one or more of the Debtor Entities' assets, other than in the ordinary course of business, other than the sale of the pre-paid/debit card assets of PT-1 to IDT Corporation ("IDT"), as outlined in that certain letter agreement between Debtor, PT-1 and IDT dated January 21, 2001, PROVIDED THAT, WorldCom consents to such transaction.

         (C) During the Investigation Period, each of the Debtor Entities will deliver to WorldCom immediately upon WorldCom's request a certificate of the Chief Executive Officer (or Managers, as the case may be) (an "OFFICER'S CERTIFICATE") certifying that as of the date of WorldCom's request for such Officer's Certificate that:

                           (i) all of the representations and warranties of such Debtor Entity contained in the WorldCom Documents continue to be true and correct;

                           (ii) such Debtor Entity is in compliance with all the applicable terms and provisions of the WorldCom Documents to be observed and performed by it, and no Event of Default, or any event which, upon notice or lapse of time, or both, would constitute an Event of Default, has occurred and is continuing, other than has been disclosed by such Debtor Entity in writing to WorldCom;

                           (iii) such Debtor Entity has performed all obligations and taken all actions to be performed or taken by it under the WorldCom Documents on or prior to the date of the Officer's Certificate; and

                           (iv) there has been no "material change" of the Debtor or other material change in the financial condition of such other Debtor Entity since January 25, 2001.

         (D)      The Debtor Entities shall deliver to WorldCom:

                           (i) copies of resolutions duly adopted by the directors of each Debtor Corporation authorizing and effecting the actions to be taken, and the execution and delivery of all agreements, documents and/or instruments to be executed and/or delivered, by such Debtor Corporation pursuant to or in connection with this Amendment No. 3 and the taking of any actions necessary to consummate the transactions contemplated by such agreements, documents and/or instruments or this Amendment No. 3; and

                           (ii) copies of resolutions, amendments or authorizations duly adopted and agreed to by the managers and members of each Debtor LLC authorizing and effecting the actions to be taken, and the execution and delivery of all agreements, documents and/or instruments to be executed and/or delivered, by such Debtor LLC pursuant to or in connection with this Amendment No. 3 and the taking of any actions necessary to consummate the transactions contemplated by the such agreements, documents and/or instruments or this Amendment No. 3.

8. REPRESENTATIONS AND WARRANTIES. Each of the Debtor Entities hereby represents and warrants as follows:

         (i) The Board of Directors of any Debtor Corporation, or in the case of any Debtor LLC its managers or members, has not approved any resolution (i) authorizing the filing of a petition pursuant to the United States Bankruptcy Code, (ii) consenting to the appointment of a receiver, or (iii) authorizing the commencement of any insolvency or reorganization proceeding.

         (ii)     None of its officers, managers or members has the authority to
                  (i) authorize the filing of a petition pursuant to the United States Bankruptcy Code, (ii) consent to the appointment of a receiver, or (iii) authorize the commencement of any insolvency or reorganization proceeding.

         (iii) After investigation, each of the Debtor Entities hereby represent as follows:

                           (a) none of Christopher Edgecomb, Jeffrey Sudikoff nor any of their respective family members or affiliates is the "beneficial owner" of any interest in or to Gotel Investments Limited, Global Investment Trust, or Intertrust (Guernsey) Limited;

                           (b) Walter Stresemann is the sole decision maker and controlling person of Gotel Investments Limited; and

                           (c)      each of Jeffrey Sudikoff and Gotel
                                    Investments Limited were investors in Debtor and in InterPacket Networks, Inc.

                  For purposes of this Agreement, the term "beneficial owner" shall have the meaning ascribed thereto under Rule 13d-3 (17 CFR 240.13d-3) promulgated pursuant to the Securities Exchange Act of 1934, as in effect on the date hereof (the "EXCHANGE ACT"), without giving effect to the rights to disclaim beneficial ownership as permitted by Rule 13d-4 (17 CFR 240.13d-4) promulgated under the Exchange Act.

         (iv) After investigation, none of the Debtor Entities is aware of any relationship, contract, arrangement, or understanding, between Jeffrey Sudikoff and any one or more of the Debtor Entities which has not been previously disclosed to WCOM in writing by each such Debtor Entity which is a party to such relationship, contract, arrangement or understanding.

         (v) Notwithstanding the amendment and restatement of the Promissory Note and the Term Note, the Debtor Entities remain in default of the WorldCom Documents.


9.       RELEASE OF WORLDCOM.

         (A) Each of the Debtor Entities forever releases and discharges WorldCom, its agents, consultants, employees, directors, officers, attorneys, branches, parent, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting on WorldCom's behalf (collectively referred to as the "WORLDCOM RELEASED ENTITIES") of and from any and all losses, damages, claims, demands, liabilities, obligations, actions and causes of action, of any nature whatsoever in law or in equity, including, without limitation, any claims or joinders for sole liability, contribution or indemnity (collectively, the "CLAIMS"), which one or more of the Debtor Entities may have or claim to have against WorldCom or any one or more of the WorldCom Released Entities, as of the date of this Amendment No. 3, whether presently known or unknown, and of every nature and extent whatsoever, on account of or in any way touching, concerning, arising out of, founded upon or relating to (i) the WorldCom Documents, (ii) the obligations of one or more the Debtor Entities under the WorldCom Documents, (iii) this Amendment No. 3, (iv) enforcement or negotiation of this Amendment No. 3 or any of the WorldCom Documents, and (v) the dealings of the parties to this Amendment No. 3 with respect to the obligations of the Debtor Entities to WorldCom under the WorldCom Documents or one or more of them.

         (B) Each of the Debtor Entities agrees to execute all appropriate and necessary documents to enable WorldCom or any of the WorldCom Entities, to plead the effect of the releases contained in this Section in any lawsuit.

         (C) The releases contained in this Amendment No. 3 shall be binding upon each of the Debtor Entities and shall inure to the benefit of WorldCom and the WorldCom Released Entities, and any of their respective successors and assigns.

10. RESERVATION OF RIGHTS. No delay, or inaction by WorldCom in exercising its rights and remedies under any of the WorldCom Documents, and no continuing performance by WorldCom thereunder (a) shall constitute (i) a modification or an alteration of the terms, conditions or covenants of any of the WorldCom Documents or (ii) a waiver release or limitation upon WorldCom's exercise of any of its rights and remedies thereunder, all of which are hereby expressly reserved, or (b) shall relieve or release any of the Debtor Entities in any way from any of its respective duties, obligations, covenants or agreements under the WorldCom Documents or from the consequences of any Event of Default described above or any other Event of Default thereunder.

11. CUMULATIVE NATURE OF RELEASE. Nothing contained in this Amendment No. 3 shall impair or be construed to impair the security of WorldCom or any of the WorldCom Released Entities under the WorldCom Documents, nor affect nor impair any rights or powers that WorldCom or any of the WorldCom Released Entities may have under the WorldCom Documents for the recovery of the indebtedness of the Debtor Entities to WorldCom in case of breach of the terms, provisions and releases contained in this Amendment No. 3 or breach or nonfulfillment of the terms, agreements and covenants set forth in the WorldCom Documents. All rights, powers and remedies of WorldCom or any of the WorldCom Released Entities under any other agreement or release now or at any time in the future in force between WorldCom and the Debtor with respect to the Obligations shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to WorldCom or any of the WorldCom Released Entities by law.

12. ACKNOWLEDGMENT AND AFFIRMATION. Each of the undersigned hereby unconditionally consents to all of the provisions of the Workout Agreement, as amended by this Amendment No. 3, and acknowledges receipt of a copy of this Amendment No. 3 and the Notes, including, without limitation, all amendments, supplements, modifications restatements, and extensions thereof which have been effected through the date hereof. Except as expressly amended by this Amendment No. 3 and the Amended and Restated Note (which has been executed and delivered by Debtor contemporaneously herewith), the Workout Agreement and the other WorldCom Documents, and each and every representation, warranty, covenant term and condition therein remains in full force and effect. On and after the effectiveness of this Amendment No. 3, all references to the Workout Agreement in the WorldCom Documents and in any agreements, documents and/or instruments executed and/or delivered in connection with the WorldCom Documents shall mean the Workout Agreement as amended (including as further amended by this Amendment No. 3) and as may be further amended from time to time hereafter.

13. CONFIRMATION AND RATIFICATION. Each of the undersigned hereby confirms and ratifies their respective Security Agreements, Pledge Agreements, Guaranties, and any other WorldCom Documents to which it is a party, in their respective entirety and further agrees that the liabilities and obligations evidenced by the Notes, shall be considered as part of the Obligations, for all purposes, including without limitation, the guaranty of such Obligations under each of the Guarantys of PT-1 and Helvey, each dated as of April 12, 2000, as the same may be amended, modified or supplemented from time to time, and the security provided therefor under the respective Security Agreements and Pledge Agreements of the Debtor, PT-1 and Helvey, each dated as of April 12, 2000, as the same may be amended, modified or supplemented from time to time.

14. SEVERABILITY. The provisions of this Amendment No. 3 are intended to be severable. If any provision of this Amendment No. 3 shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment No. 3 in any jurisdiction.

15. GOVERNING LAW, ETC. This Amendment No. 3 shall be governed by Oklahoma law, without giving effect to principles of conflicts of laws.

16. CHOICE OF VENUE AND WAIVER OF JURY TRIAL. THE PARTIES AGREE THAT ALL DISPUTES OF EVERY KIND AND NATURE ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT NO. 3 MAY BE RESOLVED IN THE STATE OR FEDERAL COURTS LOCATED IN TULSA, OKLAHOMA. THE PARTIES EACH WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY SUCH DISPUTE AND CONSENT TO THOSE COURTS EXERCISING SUBJECT MATTER AND PERSONAL JURISDICTION WITH RESPECT TO ANY SUCH DISPUTE.

17. EXECUTION OF RELEASE AND WAIVER. EACH OF THE PARTIES REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS CAREFULLY READ THE FOREGOING TERMS AND CONDITIONS OF THIS AMENDMENT NO. 3, THAT IT KNOWS AND UNDERSTANDS THE CONTENTS AND EFFECT OF THIS AMENDMENT NO. 3, THAT THE LEGAL EFFECT OF THIS AMENDMENT NO. 3, INCLUDING, WITHOUT LIMITATION, THE RELEASE AND WAIVER OF JURY TRIAL PROVISIONS CONTAINED IN THIS AMENDMENT NO. 3, HAVE BEEN FULLY EXPLAINED TO ITS SATISFACTION BY ITS COUNSEL, AND EXECUTION OF THIS AMENDMENT NO. 3 IS A VOLUNTARY ACT.

18. INTERPRETATION. Terms not defined herein shall have the meaning as set forth in the Workout Agreement. Unless the context of this Amendment No. 3 clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Amendment No. 3 refer to this Amendment No. 3 as a whole and not to any particular provision of this Amendment No. 3.

19. TERM OF AMENDMENT. This Amendment No. 3 will terminate upon termination of the Workout Agreement.

20. HEADINGS. The headings of the sections in this Amendment No. 3 are for purposes of reference only, and shall not limit or affect the meaning of such section.

21. NO PARTNERSHIP OR JOINT VENTURE. It is understood by the parties that this Amendment No. 3 shall not in any way be construed as an agreement of partnership, general or limited, or of creating a joint venture between WorldCom and any other party to this Agreement, or any one or more of them, or of creating any relationship other than that of debtor and creditor.

22. COUNTERPARTS. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Amendment.

23. JOINT PREPARATION. The preparation of this Amendment No. 3 has been a joint effort of the parties and the resulting document shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

24. THIRD PARTY BENEFICIARIES. The terms and conditions of this Amendment No. 3 are not intended to affect or benefit in any way any third parties other than the WorldCom Entities, all of which are explicitly intended to be third party beneficiaries under this Amendment No. 3.

25. SUCCESSORS AND ASSIGNS. This Amendment No. 3 will be binding upon and inure to the benefit of the respective parties, and their respective successors and assigns, including any bankruptcy trustee, except that neither party may assign or transfer any of its rights or delegate any of its duties under this Amendment No. 3 without the prior written consent of the other party.

                     --------------------------------------
                         SIGNATURES APPEAR ON NEXT PAGE.

IN WITNESS WHEREOF, the parties hereto by their authorized representatives have executed this Amendment No. 3 to Workout Agreement, as of the day and year first above written.

STAR TELECOMMUNICATIONS, INC.              PT-1 COMMUNICATIONS, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------



HELVEY COM, LLC                            CEO TELECOMMUNICATIONS, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------




CEO CALIFORNIA TELECOMMUNICATIONS, INC.    LUCIUS ENTERPRISES, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------


AS TELECOMMUNICATIONS, INC.                PT-1 LONG DISTANCE, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------



PT-1 HOLDINGS I, INC.                      PT-1 HOLDINGS II, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------

NATIONWIDE DISTRIBUTORS, INC.              INVESTMENT SERVICES, INC.
TECHNOLOGY LEASING, INC.

By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------



PT-1 COMMUNICATIONS PUERTO RICO, INC.      PHONETIME TECHNOLOGIES, INC.


By: /s/ Timothy F. Sylvester               By: /s/ Timothy F. Sylvester
    ---------------------------------          ---------------------------------
Name: Timothy F. Sylvester                 Name: Timothy F. Sylvester
      -------------------------------            -------------------------------
Title: Executive Vice President &          Title: Executive Vice President &
       General Counsel                            General Counsel
       ------------------------------             ------------------------------



MCI WORLDCOM NETWORK SERVICES, INC.

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------